Exhibit 10.39

SECOND AMENDMENT TO MEMBERSHIP INTEREST PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO MEMBERSHIP INTEREST PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of December 29, 2006, by and between DQE FINANCIAL CORP., a Delaware corporation (“Seller”), and BLUE WOLF ENERGY HOLDINGS LLC, a Delaware limited liability company (“Purchaser”).

RECITALS:

WHEREAS, Seller and Purchaser are parties to that certain Membership Interest Purchase Agreement dated as of November 22, 2006 relating to Montauk Energy Capital, LLC, as amended by First Amendment to Membership Interest Purchase Agreement, dated December 29, 2006 (collectively, the “Purchase Agreement”);

WHEREAS, Seller and Purchaser acknowledge that as of the date hereof that only $60,000,000 of the $101,837,726 of the Preliminary Purchase Price has been paid by Purchaser to Seller, through no fault of either party, but due to the delay in the wire transfer system;

WHEREAS, Purchaser has agreed to execute and deliver to Seller a demand secured promissory note in the form of Exhibit “A” attached hereto and made a part hereof (the “Purchaser Note”), to evidence Purchaser’s irrevocable and unconditional obligation to pay to Seller $41,837,726 (the “Remaining Cash Purchase Price Payable”), being the remaining portion of the Preliminary Purchase Price due from Purchaser to Seller on the date hereof; and

WHEREAS, Purchaser has received the Remaining Cash Purchase Price Payable from its lender in Citibank Account No. 376-43819-1-3-552 (the “BWEH Funding Account”), and Purchaser has provided Citibank, N.A. with irrevocable instructions to wire the Remaining Cash to Purchaser on January 2, 2007.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the Parties, intending to be legally bound hereby, agree as follows:

1. Defined Terms. Capitalized terms used but not defined herein have the meanings ascribed to them in the Purchase Agreement.

2. Waiver of Requirement to Pay Remaining Cash Purchase Price Payable on the Closing Date. Notwithstanding anything in the Purchase Agreement to the contrary, including, but not limited to Section 2.5(b)(i) of the Purchase Agreement and subject to Purchaser’s execution and delivery of the Purchaser Note to Seller on the date hereof, the Purchaser and Seller agree that all conditions precedent to the effectiveness of purchase and sale of the Purchased Interests as of December 29, 2006 have been satisfied upon execution and delivery by Purchaser of the Purchaser Note and Purchaser and Seller hereby waive any requirement for the Remaining Cash Purchase Price Payable to be paid on the Closing Date (December 29, 2006).

3. Grant of Security Interest. In order to secure Purchaser’s obligation to pay the Remaining Cash Purchase Price Payable as evidenced by the Purchaser Note, Purchaser hereby grants to Seller a first and only lien and security interest in the BWEH Funding Account.

Purchaser further agrees and acknowledges that Purchaser has granted no other lien on, or security interest in, the BWEH Funding Account, and that all assets of Purchaser are free and clear of any liens, claims and encumbrances.

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IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment as of the date first above written.

DQE FINANCIAL CORP.

By:	/s/ John R. Schmitt
John R. Schmitt, Vice President

BLUE WOLF ENERGY HOLDINGS LLC

By:
Josh Wolf-Powers, Manager

IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment as of the date first above written.

DQE FINANCIAL CORP.

By:
John R. Schmitt, Vice President

BLUE WOLF ENERGY HOLDINGS LLC

By:	/s/ Josh Wolf-Powers
Josh Wolf-Powers, Manager

EXHIBIT “A”

PURCHASER NOTE

(SEE ATTACHED NOTE)

DEMAND NOTE

$41,837,726	December 29, 2006 Pittsburgh, Pennsylvania

ON DEMAND, but no later than January 2, 2007, BLUE WOLF ENERGY HOLDINGS LLC, a Delaware limited liability company (the “Payor”), promises to pay to the order of DQE FINANCIAL CORP., a Delaware corporation (the “Payee”), at the Payee’s Office, the principal sum of Forty-One Million Eight Hundred Thirty Seven Thousand and Seven Hundred Twenty Six Dollars ($41,837,726), which sum represents the balance of the Preliminary Purchase Price payable by the Payor to Payee pursuant to that certain Membership Interest Purchase Agreement dated as of November 22, 2006, as amended, by and between Payee and Payor relating to Montauk Energy Capital, LLC (as amended, the “Purchase Agreement”). Interest shall accrue on the unpaid principal amount of this Demand Note outstanding from the date hereof until all amounts due hereunder are paid, at the rate of 2.675% per annum (0.007430555% per diem). All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings assigned to such terms in the Purchase Agreement.

THE PAYEE ACKNOWLEDGES THAT THE OUTSTANDING PRINCIPAL BALANCE OF THIS DEMAND NOTE AND ALL INTEREST AND OTHER CHARGES ACCRUED HEREON ARE PAYABLE ON DEMAND NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS DEMAND NOTE OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH.

The Payor does hereby grant a security interest in, and this Demand Note is secured by all monies on deposit in Payor’s account at CitiBank, NA, Account Number 376-438191-3-552 (the “Account”). Payor does hereby represent and warrant that (i) the Payor has not granted, and shall not grant, a security interest in the Account to any other party, (ii) there are no liens or encumbrances upon the Account, (iii) no creditor has any claim to any monies contained in the Account, and (iv) that the Payor has, and shall retain, monies in the Account in an amount sufficient to satisfy Payior’s demand obligations under this Demand Note. Payor further agrees to take such actions and enter into such documentation as is necessary to provide Payee with a first priority, perfected security interest in the Account if this Demand Note has not been paid in full by Payor on January 2, 2007.

The following paragraph sets forth a warrant of authority for an attorney to confess judgment against the Payor. In granting this warrant to confess judgment, the Payor hereby knowingly, intentionally, voluntarily and, on the advice of counsel, unconditionally waives any and all rights the Payor has or may have to prior notice and an opportunity for hearing before a judgment can be entered:

THE PAYOR UNCONDITIONALLY AND IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR ANY PROTHONOTARY, CLERK OF COURT OR COURT OF RECORD, AS ATTORNEY FOR THE PAYOR, TO APPEAR FOR THE PAYOR IN SUCH COURT AT ANY TIME AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT AND CONFESS JUDGMENT AGAINST THE PAYOR IN FAVOR OF THE PAYEE, AND ITS SUCCESSORS AND ASSIGNS, FOR ALL OR ANY PORTION OF THE OUTSTANDING PRINCIPAL BALANCE OF THIS DEMAND NOTE, TOGETHER WITH UNPAID INTEREST, COSTS OF SUIT AND ATTORNEYS’ FEES ADDED FOR COLLECTION IN AN AMOUNT EQUAL TO TEN PERCENT (10.0%) OF SUCH SUM, OR AS OTHERWISE PERMITTED BY LAW. THE PAYOR ALSO RELEASES ALL ERRORS, AND TO THE EXTENT PERMITTED BY LAW, WAIVES AND RELEASES ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAW OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. IF A COPY OF THIS DEMAND NOTE, VERIFIED BY AFFIDAVIT

OF THE PAYEE OR SOMEONE ON BEHALF OF THE PAYEE, SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE AN ORIGINAL OF THIS DEMAND NOTE AS A WARRANT OF ATTORNEY. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST THE PAYOR SHALL NOT BE EXHAUSTED BY THE INITIAL EXERCISE THEREOF OR BY ANY IMPERFECT EXERCISE THEREOF AND SHALL NOT BE EXTINGUISHED BY ANY JUDGMENT ENTERED PURSUANT THERETO; THE AUTHORITY AND POWER MAY BE EXERCISED ON ONE OR MORE OCCASIONS, FROM TIME TO TIME, IN THE SAME OR DIFFERENT JURISDICTIONS, AS OFTEN AS THE PAYEE SHALL DEEM NECESSARY OR DESIRABLE, FOR ALL OF WHICH THIS DEMAND NOTE OR A VERIFIED COPY HEREOF SHALL BE A SUFFICIENT WARRANT.

The Payor hereby expressly waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Demand Note. In any action on this Demand Note, the Payee or its assignee need not produce or file the original of this Demand Note, but need only produce or file a photocopy of this Demand Note certified by the Payee or such assignee to be a true and correct copy of this Demand Note.

THE PAYOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS DEMAND NOTE, OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT NOW OR HEREAFTER EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR (B) IN ANY WAY CONNECTED WITH RELATED OR INCIDENTAL TO THE DEALINGS OF ANY OR ALL OF THE PARTIES TO THE PURCHASE AGREEMENT, OR THEIR ASSIGNEES, WITH RESPECT TO THIS DEMAND NOTE, THE PURCHASE AGREEMENT, ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT NOW OR HEREAFTER EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE PAYOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY ANY COURT AT A TRIAL WITHOUT A JURY, AND THAT ANY HOLDER OF THIS DEMAND NOTE MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PAYOR TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

This Demand Note is intended as an instrument under seal and shall be governed by, and construed and enforced in accordance with, the Laws of the Commonwealth of Pennsylvania, excluding its rules relating to the conflict of laws.

All obligations of the Payor hereunder are absolute and unconditional, and shall bind its successors and assigns.

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IN WITNESS WHEREOF, and intending to be legally bound hereby, the Payor has executed this Demand Note the day and year first above written.

BLUE WOLF ENERGY HOLDINGS LLC

By:	/s/ Josh Wolf-Powers
Josh Wolf-Powers, Manager